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Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Serologicals Corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ended June 27, 2004 (the "Report") as filed on the date hereof with the securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2004

/s/ HAROLD W. INGALLS Harold W. Ingalls Vice President, Finance and Chief Financial Officer

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  Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002